FIFTH AMENDMENT TO CREDIT AGREEMENT

     This Amendment (the "Amendment") dated as of Jan. 30, 2001, is between Bank of America, N.A (the "Bank"), formerly known as Bank of America National Trust and Savings Association, and U.S. Home & Garden Inc. (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into certain Credit Agreement dated as of October 13,1998, as previously amended (the "Agreement"').

     B. The Bank and the Borrower desire to further mend the Agreement.

                                    AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2. Amendment. The Agreement is hereby amended as follows:

          2.1. In Section 1.1, the definition of Facility 1 Maturity Date is amended by substituting the date "March 31, 2004" for the date "September 30, 2004."

          2.2. In Section 1.1, subsection (a) of the definition of Revolving Termination Date is amended to read in its entirety as follows:

               (a) June 30, 2001, for Facility 1 or September 30, 2001, for Facility 2, and

          2.3. Section 2.7(bb) is deleted.

          2.4. Section 2.8(a) is amended to read in its entirety as follows:

               (a) Facility 1 Loans. The Borrower shall repay the following percentages of the total of the Facility 1 Loans outstanding on the Revolving Termination Date on the following dates (each a "Principal Payment Date"):

--------------------------------------------------------------------------------
    Year       March 31        June 30        September 30      December 31
--------------------------------------------------------------------------------
    2001                        7.50%            7.50%             7.50%
--------------------------------------------------------------------------------
    2002         7.50%          7.50%            7.50%             7.50%
--------------------------------------------------------------------------------
    2003         7.50%         10.00%           10.00%            10.50%
--------------------------------------------------------------------------------
    2004        10.00%
--------------------------------------------------------------------------------

          And on March 31, 2004. the entire remaining balance of the Facility 1 Loans and all accrued Interest thereon shall be immediately due and payable.

     3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that:


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

          3.1. No Default or Event of Default has occurred or is continuing under the Agreement except those Defaults or Events of Default, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank.

          3.2. The representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date.

          3.3. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     4. Effective Date. Provided that the Bank has received from the Borrower a duly executed original of this Amendment, this Amendment will be deemed effective as of ________________.

     5. Miscellaneous.

          5.1. Except as herein expressly amended, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect and all references therein and in the other loan Documents to the Agreement shall henceforth refer to the Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Agreement. This Amendment is a Loan Document.

          5.2. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          5.3. This Amendment shall be governed by and construed in accordance with the law of the State of California.

          5.4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document.


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This Amendment is executed as of the date stated at the beginning of this
Amendment.

                                            Bank of America, N.A.

                                            By
                                              ----------------------------------

                                            Title Senior Vice President
                                                 -------------------------------

                                            By
                                              ----------------------------------

                                            Title
                                                 -------------------------------


                                            U.S. Home & Garden Inc.

                                            By Donald A. Rutishauser
                                              ---------------------------------

                                            Title Chief Financial Officer
                                                 -------------------------------

                                            By Robert Kassel
                                              ---------------------------------

                                            Title C.O.O
                                                 -------------------------------


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